Virtus Money Market Fund,

a series of Virtus Opportunities Trust

Supplement dated April 6, 2009 to the Fixed Income Funds Prospectus and to the Statement of Additional Information

for the Virtus Opportunities Trust dated January 31, 2009

IMPORTANT NOTICE TO INVESTORS

Effective April 3, 2009, the Virtus Money Market Fund, formerly a series of Virtus Opportunities Trust, was merged with and into the Virtus Insight Money Market Fund, a series of Virtus Insight Trust. The Virtus Money Market Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Virtus Money Market Fund in the current Prospectus and SAI are hereby deleted.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VOT 8020/MMF Merged (4/09)